UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2016 (July 25, 2016)

CHEMBIO DIAGNOSTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02	Results of Operations and Financial Condition.

On July 25, 2016, Chembio Diagnostics, Inc. issued a press release announcing its preliminary unaudited financial results for the three month and six month periods ended June 30, 2016. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The press release attached as Exhibit 99.1 is intended to be filed (not furnished) for purposes of Section 18 of the Exchange Act, and will be deemed to be incorporated by reference in applicable filings under the Securities Act or the Exchange Act.

Item 8.01	Other Events.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference is an investor presentation to be used by the Company.

The investor presentation attached as Exhibit 99.2 is intended to be filed (not furnished) for purposes of Section 18 of the Exchange Act, and will be deemed to be incorporated by reference in applicable filings under the Securities Act or the Exchange Act.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Each of the following exhibits is intended to be deemed filed (rather than furnished) with this report, pursuant to instruction B.2. of Form 8-K.

Exhibits.

99.1	Press release dated July 25, 2016.
99.2	Investor Presentation dated July 25, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chembio Diagnostics, Inc.

By:	/s/ John J. Sperzel III
John J. Sperzel III Chief Executive Officer

Date:  July 25, 2016

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